                                                                    Exhibit 10.2

                                                                       EXECUTION

                       NOTE AND WARRANT PURCHASE AGREEMENT
                       -----------------------------------

                  This Note and Warrant Purchase Agreement (this "Agreement") is made as of the 28th day of February, 2002 by and between Careside, Inc., a Delaware corporation (the "Company") and Crestview Capital Fund, L.P. Partners, a Delaware limited partnership (the "Purchaser").

                                    RECITALS
                                    --------

                  As consideration for a bridge loan made by Purchaser to Company on the date hereof, the Purchaser will, subject to the terms and conditions hereof, receive from the Company (i) a certain convertible secured promissory note in the amount of $350,000 (the "Note") and (ii) warrants for the purchase of shares of the Company's common stock, par value $.01 per share (the "Common Stock").

                  NOW, THEREFORE, in consideration of the mutual covenants and representations contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

                  Section 1.1. The Note. The Purchaser has loaned the Company
                               --------
an aggregate amount of $350,000 (the "Loan") to be used for general working capital purposes. As evidence of the Loan, the Company will issue the Note to Purchaser, in accordance with the terms hereof. The Note will (a) be convertible into shares of Common Stock at the option of the holder prior to the earlier of repayment of the Note or exercise of the Purchase Option (defined below), (b) be secured by all of the assets of the Company; and (c) be substantially in the form set forth in Exhibit A attached hereto.

                  Section 1.2. Warrants. As further consideration for the Loan,
                               --------
the Company has agreed to issue to the Purchaser, upon execution of this Agreement, warrants (the "Warrants"), in substantially the form set forth in Exhibit B attached hereto, which shall entitle the Purchaser to purchase from the Company, a number of shares of Common Stock which shall depend upon the amount of time the Note remains outstanding.

                  Section 1.3. Registration Rights. The shares of Common Stock
                               -------------------
issued upon conversion of the Note or exercise of the Purchase Option (as described below), or issued or issuable upon exercise of the Warrants, shall be registered on a registration statement filed within 30 days following conversion of the Note or exercise of the Purchase Option, whichever is earlier, all in accordance with the registration rights set forth on Exhibit C hereto; provided that, if the Note is repaid in cash and without conversion, the Warrant shares shall have the benefit of the piggyback registration rights set forth in Exhibit C hereto; and provided further that such thirty (30) day period shall commence to run upon a partial exercise of conversion rights under the Note or of the Purchase Option if, contemporaneously with such conversion or exercise, Purchaser gives written notice to the Company of its waiver of any further right to convert the Note or exercise the Purchase Option.

                  Section 1.4. Purchase Option by Holder. For a period of
                               -------------------------
ninety (90) days following repayment of the Note by the Company (the "Purchase Period"), Purchaser shall have the right to purchase up to 500,000 shares of Common Stock at $.30 per share. The Purchase Option shall not be exercisable prior to repayment of the Note. In order to exercise this purchase right, which may be exercised in whole or in part until expiration of the Purchase Period, Purchaser shall provide written notice to the Company of its election to purchase shares under this Section 1.4, together with the purchase price therefore, at the Company's address set forth below. Within five (5) business days after each such notice is given, the Company shall issue (or cause its transfer agent to issue) and deliver to Holder a stock certificate for the shares of Common Stock so purchased, registered in the name of Purchaser

                                   ARTICLE II

                  Section 2.1.  Representations, Warranties and Covenants of
                                --------------------------------------------
the Company.  The Company represents and warrants that:
-----------

                         (a) The Company is a corporation duly organized and
validly existing and in good standing under the laws of the State of Delaware, and duly qualified to do business and in good standing as a foreign corporation in each state in which the nature of its business or properties requires such qualification (except where failure to qualify would not have a material adverse effect on the Company taken as a whole), with full power and authority, corporate and otherwise, to enter into and perform this Agreement, and to execute and deliver the various instruments and documents provided for herein.

                         (b) The execution, delivery and performance by the
Company of this Agreement and the issuance and delivery by the Company of the Note and Warrants as contemplated hereby have been duly authorized by all necessary corporate action and will not violate any provision of law, court order or decree, or any provision of the Company's Certificate of Incorporation or Bylaws, or result in the breach of, constitute a default under or result in the creation of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument to which the Company is a party, or by which it or any of its property may be bound or affected. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms subject to general principles of equity and bankruptcy and other laws affecting creditors' rights generally.

                         (c) There are no material lawsuits or proceedings
pending, or, to the Company's knowledge, threatened, against or affecting the Company and there are no proceedings before any governmental commission, bureau or other administrative agency pending, or, to the Company's knowledge, threatened, against or affecting the Company.

                         (d) As of February 27, 2002, the authorized capital
stock of the Company consisted of 50,000,000 shares of common stock, $.01 par value per share and 5,000,000 shares of preferred stock, $.01 par value per share. As of February 27, 2002, there were 16,904,193 shares of Common Stock outstanding and 14,735,738 shares of Common Stock issuable upon the exercise of outstanding warrants and options, all of which are currently exercisable.

                         (e) The Common Stock issuable upon conversion of the
Note ("Conversion Shares"), exercise of the Warrants ("Warrant Shares") or exercise of the Purchase Option ("Purchase Shares")has been duly authorized and, when issued against payment therefor, will be validly issued, fully paid and nonassessable and will be issued in reliance upon applicable exemptions from the registration and qualification provisions of all applicable securities laws of the United States and each state whose securities laws may be applicable thereto. All Common Stock issued upon conversion of the Note, exercise of the Warrants or exercise of the Purchase Option will be issued free and clear of any preemptive or similar right and free and clear of any claim, lien, security interest or other encumbrance. The Company has reserved for issuance upon conversion of the Note, exercise of the Warrants or exercise of the Purchase Option the full number of shares of Common Stock issuable upon exercise thereof assuming repayment of the Note on its maturity date.

                         (f) No governmental permit, consent, approval or
authorization is required in connection with (i) the execution, delivery and performance of this Agreement by the Company or (ii) the offer, sale, issuance and delivery by the Company of the Warrants, Purchase Shares, Conversion Shares or Warrant Shares contemplated hereby; provided that, all representations made to the Company by the Purchaser in this Agreement and in any other written document or instrument delivered in connection herewith are assumed for purposes of this representation and warranty to be accurate and complete.

                         (g) As of the date hereof, the Company's Common Stock,
shares, and its publicly traded warrants are traded on the American Stock Exchange ("AMEX") and the Company has no notice, or reason to be aware of any notice, of impending delistings.

                         (h) Neither the Company nor anyone acting on its
behalf has effected or will offer the Note or the Warrants for issuance or sale to, or solicit any offer to acquire the same from, anyone so as to make the issuance and sale of such Note or Warrants subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

                         (i) The transactions contemplated by this Agreement
(including the Taibbi Financing (defined below)) do not require the approval, consent, authorization or act of, or the making by the Company of any declaration, filing or registration with, any person (including but not limited to the stockholders of the Company) other than the filing of a Form D with the Securities and Exchange SEC (the "SEC"), the filing, pursuant to the registration obligations set forth in Exhibit C hereto of a Form S-3 (or comparable registration form), and applicable blue sky filings.

                         (j) The Company owns (or possesses adequate and
enforceable licenses or other rights to use) all trademarks, trade names, copyrights, patents, inventions, processes, source code, software and other technical know-how and other proprietary rights now used in its business (the "Intellectual Property") and to the Company's knowledge, has not infringed and is not infringing on the trademarks, trade names, copyrights, patents, inventions, processes or other technical know-how or other proprietary rights of any other person. Such Intellectual Property is free of all claims, liens or encumbrances. No proceedings have been instituted or are pending or, to the Company's knowledge, threatened which challenge the validity of, or otherwise adversely affect the ownership or use by the Company of such Intellectual Property. The Company has no knowledge of the infringing use of any of such trademarks and trade names or the infringement of any of such patents or copyrights by any other person. At the request of the Purchaser, the Company shall promptly purchase insurance coverage for one year of risks associated with Intellectual Property for the Purchaser, in accordance with an insurance policy selected by Purchaser (comparable to the form of policy delivered to Purchaser prior to the date hereof), with coverage limits in an amount at least equal to $750,000, and shall provide a Certificate of Insurance therefor to Purchaser.

                         (k) The Company owns, hold or possesses all licenses,
franchises, permits, privileges, immunities, approvals and other authorizations from a governmental body which are necessary to entitle it to own or lease, operate and use the Company's assets and assets by the Company and to carry on and conduct its business as conducted (herein collectively called "Governmental Permits") except for such Governmental Permits as to which the failure to own, hold or possess would not have a material adverse effect on the Company's assets, the assets leased by the Company or the Company's business. The Company has performed its material obligations under each Governmental Permit, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any such Governmental Permit or which permits after notice or lapse of time or both, would permit revocation or termination of any such Governmental Permit, or which might adversely affect in any material respect the rights of the Company under any such Governmental Permits. No notice of cancellation, of default or of any dispute concerning any Governmental Permit, or of any events, condition or state of facts described in the preceding sentence, has been received by, or is known to, the Company. Each Governmental Permit is valid, subsisting and in full force and effect and will not be rendered invalid or lose its force and effect as a result of the consummation of the transactions contemplated hereby, in each case without (x) the occurrence of any breach , default or forfeiture of rights thereunder, or (y) the consent, approval or act of, or the making of any filing with, any governmental body.

                         (l) Subsequent to the respective dates as of which
information is given in the Company's most recent quarterly report filed on Form 10-Q with the SEC, there has been no material and adverse change in the condition (financial or otherwise) in the business, prospects, net worth or results of operations of the Company except as announced by the Company in its press release on February 26, 2002 and as evidenced by the Company's need to undertake the transactions contemplated by this Agreement.

                         (m) The Company has filed all forms, reports and
documents required to be filed by it with the SEC, and has made available to the Purchaser all registration statements (on all forms applicable to the registration of securities), periodic reports and other documents filed by the Company with the SEC, including all exhibits filed in connection therewith, and prior to the date of this Agreement. As of their respective dates, such filings (i) complied in all material respects with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934, and (ii) did not contain any untrue statement of a material fact to omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                         (n) To the Company's knowledge, neither the Company
nor any of their respective directors, officers or controlling persons has, with respect to the Company (i) taken, failed to take or will take, directly or indirectly, any action resulting in a violation of Rule l0b-5 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or designated to cause or result under the Act or otherwise, in, or which has constituted or which reasonably might be expected to constitute a device, scheme of artifice designed to defraud any person, in connection with the purchase or sale of the Company's securities (including, but not limited to, the Securities); (ii) made any untrue statement of material fact or failed to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made not misleading; or (iii) engaged in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person, in connection with the purchase or sale of a security (including, but not limited to, the Shares, Warrants or Warrant Shares).

                         (o) The Company shall use its best efforts to close
the Taibbi Ltd. financing or otherwise raise financing of at least $3 million within 75 days (the "Taibbi Financing").

                         (p) The proceeds from Purchaser's loan will not be
used to satisfy any antecedent debt.

                         (q) The Company is eligible to register the Conversion
Shares, Warrants Shares and Purchase Shares on a Form S-3.

                         (r) The Company shall promptly file the executed
Intellectual Property Security Agreement with the appropriate office and provide proof of filing to Purchaser.

                                  ARTICLE III

                  Section 3.1.  Purchaser Representations, Warranties and
                                -----------------------------------------
Covenants.  The Purchaser hereby acknowledges, represents and warrants to, and
---------
agrees with, the Company and its affiliates as follows:

                         (a) The Purchaser is acquiring the Note and Warrants
for the Purchaser's own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part, which resale, distribution or fractionalization would violate the Securities Act. Further, the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Note or Warrants.
                          (b) The Purchaser has full power and authority to
enter into this Agreement. The execution and delivery of this Agreement has been duly authorized by the Purchaser and this Agreement constitutes a valid and legally binding obligation of the Purchaser.
                          (c) The Purchaser acknowledges the Purchaser's
understanding that the issuance of the Note and Warrants is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, the Purchaser represents and warrants to and agrees with the Company that the Purchaser has the financial ability to bear the economic risk of the Purchaser's investment, has adequate means for providing for the Purchaser's current needs and personal contingencies and has no need for liquidity with respect to the Purchaser's investment in the Company.

                         (d) The Purchaser is an "accredited investor," as that
term is defined in Rule 501 of Regulation D as described in Appendix1 hereto.

                         (e) The Purchaser acknowledges that it currently has
such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of this investment and further acknowledges that it is able to bear the economic risk of this investment. During the course of this transaction, the Purchaser acknowledges that it has had the opportunity to ask questions of, and receive answers from, management of the Company concerning the terms and conditions of this investment and obtain any additional information of the same kind that is specified in Rule 501 of Regulation D of the Securities Act, or that is necessary to verify the accuracy of the other information obtained. The Purchaser acknowledges that it has received such information as it deems necessary to enable it to make its investment decision.

                         (f) The Purchaser further represents, warrants and
agrees that the Purchaser will not sell or otherwise transfer the Notes or Warrants, without registration under the Securities Act or an exemption therefrom, and that the Purchaser fully understands and agrees that the Purchaser must bear the economic risk of the Purchaser's purchase because, among other reasons, neither of the Note or Warrants has been registered under the Securities Act or under the securities laws of any state and, therefore, none can be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the Purchaser is aware that the Common Stock underlying the Warrants is a "restricted security," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Purchaser also understands that, except as expressly otherwise provided in the Note and Warrant Purchase Agreement between the Company and Purchaser dated of even date hereof (the "Note and Warrant Purchase Agreement"), the Company is under no obligation to register the Common Stock on the Purchaser's behalf or to assist the Purchaser in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Purchaser further understands that sales or transfers of the Note and Warrants are further restricted by state securities laws and the provisions of this Agreement.

                         (g) No representations or warranties have been made to
the Purchaser by the Company, or any officer, employee, agent or affiliate of the Company, other than the representations and warranties of the Company contained herein, and in purchasing the Note and Warrants, the Purchaser is not relying upon any representations other than those contained herein.

                         (h) Any information which the Purchaser has heretofore
furnished to the Company in writing with respect to the Purchaser's financial position and business experience is correct and complete in all material respects as of the date of this Agreement and if there should be any material change in such information the Purchaser will immediately furnish such revised or corrected information to the Company.

                         (i) The Purchaser understands and agrees that, at
issuance, Common Stock issued upon exercise of the Warrants shall bear the following legend, or a similar legend to the same effect, until (i) such Common Stock shall have been registered under the Securities Act and effectively been disposed of in accordance with a registration statement that has been declared effective; or (ii) in the opinion of counsel for the Company such Common Stock be may sold without registration under the Securities Act or any applicable "Blue Sky" or state securities laws:

                  "THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THIS CERTIFICATE. THE COMMON STOCK REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER, OR DISPOSITION MAY BE EFFECTUATED WITHOUT REGISTRATION UNDER THE ACT."

                                   ARTICLE IV

                  Section 4.1. Indemnification of the Company. The Purchaser
                               ------------------------------
agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates and each other person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty made in writing or breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any other document furnished by the Purchaser to any of the foregoing in connection with this transaction.

                  Section 4.2. Indemnification of Purchaser. The Company agrees
                               ----------------------------
to indemnify and hold harmless the Purchaser against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses (including reasonable attorneys' fees) whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Company to comply with any covenant or agreement made by the Company herein or in any other document furnished by the Company to any of the foregoing in connection with the transaction contemplated by this Agreement.

                  Section 4.3.  Modification.  Neither this Agreement nor any
                                ------------
provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

                  Section 4.4. Notices. All notices, authorizations, demands or
                               -------
requests required or permitted to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered, if sent by facsimile transmission (with receipt confirmed by automatic transmission report), if sent by a nationally-recognized overnight courier with charges prepaid, if sent by registered or certified mail, return receipt requested and postage prepaid (or by the most nearly comparable method if mailed from or to a location outside the United States), or addressed as follows:

                  If to the Company, to:

                         6100 Bristol Parkway
                         Culver City, CA 90230
                         Attn:  W. Vickery Stoughton
                         Fax: 310-338-6789

                         With copies (which copies shall not constitute notice) to:

                         Pepper Hamilton LLP
                         3000 Two Logan Square
                         Philadelphia, PA 19103-2799
                         Attn: Julia D. Corelli, Esquire
                         Fax: 215-981-4750

                  If to the Purchaser, to:

                         Crestview Capital Fund, L.P.
                         95 Revere Drive, Suite F
                         Northbrook, IL 60002
                         Attn: Richard Levy
                         Tel: 847-559-0060
                         Fax:

                         With copies (which copies shall not constitute notice) to:

                         Scott Bakal, Esq.
                         Neal, Gerber & Eisenberg
                         Two North Lasalle Street
                         Suite 2200
                         Chicago, Illinois 60602
                         Tel: 312-269-8022
                         Fax: 312-269-1747
or to such other address as the party to whom the notice is to be given may have furnished to the other party hereto in writing in accordance with the provisions of this Section 4.4. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of facsimile transmission (with receipt confirmed by automatic transmission report), on the date of such transmission, (iii) in the case of a nationally-recognized overnight courier, on the next business day after the date when delivered to such courier, and (iv) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                  Section 4.5. Counterparts. This Agreement may be executed
                               ------------
through the use of separate signature pages or in any number of counterparts (and by facsimile signature), and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

                  Section 4.6.  Binding Effect.  Except as otherwise provided
                                --------------
herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns.

                  Section 4.7.  Severability.  In the event that any provision
                                ------------
of this Agreement shall be deemed to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 4.8.  Entire Agreement.  This Agreement and the
                                ----------------
documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

                  Section 4.9.  Assignability.  This Agreement is not
                                -------------
transferable or assignable by either party except that Purchaser may transfer and assign is rights and obligations under this Agreement to Crestview Capital Fund II, L.P., Crestview Capital Offshore, Inc. and to the owners of Purchaser and their assignees.

                  Section 4.10.  Applicable Law.  This Agreement shall be
                                 --------------
governed by and construed in accordance with the laws of the State of Illinois, without giving effect to conflicts of law principles.

                  Section 4.11. Consent to Jurisdiction/Dispute Resolution. The
                                ------------------------------------------
parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Illinois over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                  Section 4.12. Waiver of Trial by Jury. The Purchaser and the
                                -----------------------
Company each hereby waive trial by jury in any action or proceeding involving any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or relating to this Agreement, the Note or the Warrants.

                  Section 4.13. Survival. The respective indemnities,
                                --------
representations, warranties and agreements of the Company and the Purchaser contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them for a period of two years from the date hereof.

                  Section 4.14. Expenses. Each party shall bear its respective
                                --------
expenses incurred in connection with the transactions contemplated hereby, except that the Company shall pay legal fees incurred by Purchaser in connection herewith in an amount up to Six Thousand Dollars ($6,000). Due to the $10,000 fee payable under the Note and legal fees under this Section 4.14, the Company understands that Purchaser will wire transfer $340,000, less legal fees up to $6,000, on the closing date to the Company.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                       PURCHASER:

                                       CRESTVIEW CAPITAL FUND, L.P.

                                       By: ___________________________
                                       Name:
                                       Title:

                                       COMPANY:

                                       CARESIDE, INC.

                                       By: /s/ W. Vickery Stoughton
                                       Name: W. Vickery Stougton
                                       Title: Chief Executive Officer

                                   Appendix 1
                                   ----------

                  Pursuant to Rule 501 of Regulation D promulgated under the Securities Act, an accredited investor means:

                         (a) A bank as defined in Section 3(a)(2) of the
Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to
Section 15 of the Exchange Act; any insurance company as defined in Section 2(13) of the Securities Act, any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

                         (b) Any private business development company as
defined in Section 202 (a)(22) of the Investment Advisers Act of 1940;

                         (c) Any organization described in Section 501(c)(3) of
the Internal Revenue Code (the "Code"), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                         (d) Any director or executive officer of the Company;

                         (e) Any natural person whose individual net worth, or
joint net worth with that person's spouse, at the time of such person's purchase exceeds $1,000,000;

                         (f) Any natural person who had an individual income in
excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year;

                         (g) Any trust, with assets in excess of $5,000,000,
not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person having such knowledge and experience in financial and business matters so such person is capable of evaluating the merits and risks of the investment to be made; or

                         (h) Any entity in which all of the equity owners are
accredited investors.

                  In addition, a participant in a defined contribution or profit sharing plan qualified under Section 401 of the Code may be deemed the purchaser of the Common Stock for the purpose of determining whether the plan is an accredited investor if the following conditions are satisfied: (x) the plan trust must provide for segregated accounts for each plan participant, (y) the plan document must provide the participant with the power to direct the trustee to make each particular investment to the extent of the participant's voluntary contributions plus that portion of employer contributions that have vested to the participant's benefit and (z) the investment in the Common Stock must have been made pursuant to an exercise by the participant of the power to direct the investment of his or her account in the plan trust.

                                   EXHIBIT A

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NEITHER MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS NOTE IS SUBJECT TO THE TERMS AND PROVISIONS OF A NOTE AND WARRANT PURCHASE AGREEMENT, DATED AS OF FEBRUARY 28, 2002, BY AND BETWEEN CARESIDE, INC. AND CRESTVIEW CAPITAL FUND, L.P., AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME (THE "NOTE AND WARRANT AGREEMENT"). COPIES OF SUCH NOTE AND WARRANT AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.

                            CONVERTIBLE SECURED NOTE

$350,000                                                       February 28, 2002

                  FOR VALUE RECEIVED, CARESIDE, INC., a Delaware corporation with offices at 6100 Bristol Parkway, Culver City, California 90230 (the "Company") promises to pay to the order of Crestview Capital Fund, L.P., a Delaware limited partnership, (the "Holder"), or to such other person or at such other place as the Holder may designate from time to time in writing, the outstanding amount of Three Hundred Fifty Thousand Dollars ($350,000) in lawful money of the United States of America. This Convertible Secured Note (this "Note") is issued pursuant to a Note and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"). All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

                  1. Maturity. The amount outstanding under this Note will be
                     --------
due and payable on the earlier of (i) the 75th day after the date hereof (the "Maturity Date") or (ii) the closing of the Company's financing with Taibbi Ltd. or its affiliates (or other financing in the amount of at least Three Million Dollars ($3,000,000) (either being a "Substantial Financing"). The Company may prepay this Note at any time without penalty or premium.

                  2. Optional Conversion. Up to One Hundred Fifty Thousand
                     -------------------
Dollars ($150,000) of the principal of this Note shall be convertible at the option of the Holder, at any time prior to the Maturity Date, into a number of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), equal to the principal being converted divided by the Conversion Price. The "Conversion Price" shall be $.30; provided that such price shall be adjusted as and to the same extent as the exercise price of the Warrants is adjusted prior to the date of conversion of the shares.

                  In order to exercise the conversion privilege, Holder shall surrender this Note and give written notice to the Company of its election so to convert this Note. Within five (5) business days after such notice is given, the Company shall issue (or cause its transfer agent to issue), and deliver to Holder (i) a certificate or certificates for the number of full shares issuable upon the conversion of this Note registered in the name of Holder in accordance with the provisions of this Section 3 and (ii) a new note, containing the same terms as this Note, for the portion of this Note that is not converted.

                  Each conversion shall be deemed to have been effected on the date on which the conversion notice shall have been given, as aforesaid; and Holder shall be deemed to have become on said date the holder of record of the shares of Common Stock issuable upon such conversion.

                  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of this Note. If any fractional share of Common Stock would be issuable upon the conversion of this Note, the Company shall make an adjustment therefor in cash at the conversion price.

                  3. Security. As security for the repayment of all liabilities
                     --------
arising under this Note (including amounts payable under Section 8 of this Note and amounts payable under Section 2.5 of the Warrant Agreement), the Company hereby grants to Holder a security interest in and lien on all of its assets, including without limitation its patents and trademarks, and all accessions, additions, attachments, substitutions, proceeds, profits and products thereof, whether now or hereafter existing. Holder shall have all rights provided to a secured party under the Intellectual Property Security Agreement executed by the Company in favor of the Holder and dated the date hereof, and under the Uniform Commercial Code of the State of Illinois. The Company shall execute and deliver such documentation as Holder may reasonably request to evidence and perfect Holder's security interest granted in this Section 3.

                  4. Events of Default. The occurrence of one or more of the
                     -----------------
following events (after the expiration of any stated notice or cure period) shall constitute an event of default ("Event of Default") hereunder and shall result in the holder being deemed to have made a demand for payment:

                         a. The Company shall fail to make any payment due to
the Holder under this Note within ten (10) days after the same shall become due and payable;

                         b. If the Company becomes insolvent, bankrupt or
generally fails to pay its debts as such debts become due; is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within thirty (30) days; makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it, and if contested by it, not dismissed or stayed within thirty (30) days; if proceedings under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors is instituted or commenced by the Company; if any order for relief is entered relating to any of the foregoing proceedings; if the Company shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or if the Company shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing;

                         c. The Company fails to perform in accordance with any
other terms or conditions in this Note and the Company has failed to cure the same within thirty (30) days following its receipt of written notice of said Event of Default hereunder or of a default thereunder;

                         d. The Company sells or otherwise transfers
substantially all of its assets, discontinues its business, or voluntarily or involuntarily dissolves; or

                         e. Breach of any representation, covenant or warranty
in the Purchase Agreement.

                  5. Remedies. Upon the occurrence of any Event of Default, at
                     --------
the option of the Holder, the Holder may execute on the collateral securing this Note and exercise any and all other rights and remedies at law or in equity. Nothing herein shall limit the Company's rights in such collateral prior to any default under this Note. In the event that all or any portion of the intellectual property included in such collateral may be transferred to Holder pursuant to a default under this Note, Holder and Company shall enter into a mutually agreeable license agreement pursuant to which Company shall, upon payment of a mutually agreeable royalty to Holder, have the right to continued use of such intellectual property, which use shall be on an exclusive basis for a period of five (5) years provided such royalty shall be paid by the Company. In the event the parties are unable to agree as to the amount of such royalty, then the Company and Holder shall jointly select an independent appraiser to conduct an evaluation of such intellectual property and determine a reasonable royalty rate.

                  6. Remedies Cumulative, etc.
                     ------------------------

                         a. No right or remedy conferred upon or reserved to
the Holder hereunder or now or hereafter existing at law or in equity is intended to be exclusive of any other right or remedy, and each and every such right or remedy shall be cumulative and concurrent, and in addition to every other such right or remedy, and may be pursued singly, concurrently, successively or otherwise, at the sole discretion of the Holder, and shall not be exhausted by any one exercise thereof but may be exercised as often as occasion therefor shall occur.

                         b. The Company agrees that any action or proceeding
against it to enforce this Note may be commenced in state or federal court in any county in the State of Delaware.

                  7. Setoff.  The Company shall be permitted to set off any
                     ------
obligation owed to the Holder hereunder against any obligations owed by the Holder to the Company, if any.

                  8. Costs and Expenses.  Following the occurrence of any Event
                     ------------------
of Default, the Company shall pay upon demand all costs and expenses (including all attorneys' fees and expenses) incurred by the Holder in the exercise of any of its rights, remedies or powers to enforce this Note.

                  9. Loan Origination Fee. Upon execution and delivery of this
                     --------------------
Note, the Company shall pay to Holder a fee equal to Ten Thousand Dollars ($10,000) ("Loan Origination Fee"). Company shall pay Holder an additional Loan Origination Fee on the 60th day after the date of this Note and on the 75th day after the date of this Note, if the Note, or any part thereof, remains outstanding on such date (other than any amount for which a conversion notice has been given by Holder) for a total of up to Thirty Thousand Dollars ($30,000), such amount to be prorated to reflect any partial payments or partial time periods.

                  10. Notices. All notices required to be given to any of the
                      -------
parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

         If to the Company:         Careside, Inc.
         -----------------
                                    6100 Bristol Parkway
                                    Culver City, CA  90230
                                    Attn:  President and
                                    Chief Executive Officer
                                    Facsimile No.:  310-338-6789

         With a copy to:            Pepper Hamilton LLP
         --------------
                                    3000 Two Logan Square
                                    18th & Arch Streets
                                    Philadelphia, PA 19103
                                    Attn:  Julia D. Corelli, Esq.
                                    Fax: 215-981-4750

         If to the Holder:          Crestview Capital Fund, L.P.
         ----------------
                                    95 Revere Drive, Suite F
                                    Northbrook, Florida 60002
                                    Tel: 847-559-0060
                                    Fax: __________________

         With copies to:            Scott Bakal, Esq.
         --------------
                                    Neal, Gerber & Eisenberg
                                    Two North Lasalle Street
                                    Suite 2200
                                    Chicago, Illinois 60602
                                    Tel: 312-269-8022
                                    Fax: 312-269-1747

                  Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed. Any notice mailed shall be sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

                  11. Severability. In the event that any provision of this
                      ------------
Note is held to be invalid, illegal or unenforceable in any respect or to any extent, such provision shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. Any such invalidity, illegality or unenforceability shall not affect any other provisions of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  12. Successors and Assigns. This Note inures to the benefit
                      ----------------------
of the Holder and binds the Company, and its respective successors and assigns, and the words "Holder" and "The Company" whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

                  13. Entire Agreement. This Note embodies the entire
                      ----------------
understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersedes all prior agreements, understandings and inducements, whether express or implied, oral and written.

                  14. Modification of Agreement. This Note may not be modified,
                      -------------------------
altered or amended, except by an agreement in writing signed by both the Company and the Holder.

                  15. No Presentment, Etc.  The Company hereby waives
                      -------------------
presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, Event of Default or enforcement of this Note.

                  16. No Waiver. The Holder shall not, by any act, delay,
                      ---------
omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver shall be in writing and signed by the Holder. A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

                  17. Governing Law.  This Note shall be governed by and
                      -------------
construed in accordance with the laws of the State of Illinois. IN WITNESS WHEREOF, The Company has duly executed this Note this 28th day of February 2002.

                                                CARESIDE, INC.

                                                By:
                                                     ------------------------
                                                Name:
                                                Title:

                                   EXHIBIT B

                                                                       EXECUTION
                                                                       ---------

                                 CARESIDE, INC.
                              6100 Bristol Parkway
                              Culver City, CA 90230

                                                               February 28, 2002

Crestview Capital Fund, L.P.
95 Revere Drive, Suite F
Northbank, IL  60662

                              Re: Warrant Agreement

                  As consideration for a bridge loan provided by Crestview Capital Fund, L.P. ("Lender") in the amount Three Hundred Fifty Thousand Dollars ($350,000) to Careside, Inc. (the "Company") pursuant to the Note and Warrant Purchase Agreement dated as of February 28, 2002 (the "Purchase Agreement"), the Company has issued to Lender, warrants (the "Warrants") to acquire shares of the common stock, par value $.01 per share (the "Common Stock") of the Company as follows, each for an exercise price of $0.30 per share: (i) 35,000 shares of Common Stock; and (ii) for each thirty (30) days after the date that is thirty
(30) days after the date hereof, in which any portion of the principal or loan origination fees of the promissory note between the Company and the Lender dated as of the date hereof (the "Note") remains outstanding, an additional 35,000 shares of Common Stock (the Common Stock issuable upon exercise of such Warrants being referred to herein as the "Warrant Shares"). This letter agreement (the "Agreement") sets forth the terms of the Warrants.

                                    ARTICLE I
                               WARRANT CERTIFICATE

Section 1.1. Form of Warrant Certificate. A Warrant certificate ("Warrant
             ---------------------------
Certificate") shall be issued to the Lender substantially in the form of Exhibit A attached hereto, together with the form of the election to purchase (the "Election to Purchase") and assignment (the "Assignment") to be attached thereto, and, in addition, may have such letters, numbers or other marks of identification or designation and such legends, summaries, or endorsements stamped, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as, in any particular case, may be required in the opinion of counsel for the Company, to comply with any law or with any rule or regulation of any regulatory authority or agency, or to conform to customary usage.

Section 1.2. Exchange and Transfer of Warrant Certificate. The Warrant
             --------------------------------------------
Certificates (and any Warrant Shares issued upon exercise of the Warrant) shall bear such restrictive legend or legends as may be required by the Purchase Agreement and as may be required by law and shall be transferable only in accordance with the terms of this Agreement and the Purchase Agreement. The Company may from time to time note the transfer of any outstanding Warrant Certificates in a warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company duly executed by the Lender or subsequent holder thereof

("Holder") or by the duly appointed legal representative thereof. Upon any such registration of transfer in accordance with this Section 1.2, a new Warrant Certificate shall be issued to the transferee(s).

                  Warrant Certificates may be exchanged at the option of the Holder(s) thereof, when surrendered to the Company at the address set forth in
Section 4.5 hereof for another Warrant Certificate or Warrant Certificates of like tenor and representing in the aggregate a like number of Warrant Shares; provided that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

                  Section 1.3. Lost, Stolen, Mutilated or Destroyed Warrant
                               --------------------------------------------
Certificate. If any Warrant Certificate shall be mutilated, lost, stolen or
-----------
destroyed, the Company shall issue, execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Warrant Certificate, or in lieu of or in substitution for a lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate representing an equivalent number of Warrants. If required by the Company, the Holder of the mutilated, lost, stolen or destroyed Warrant Certificate must provide indemnity sufficient to protect the Company from any loss which it may suffer if the Warrant Certificate is replaced. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

                  Section 1.4. Cancellation of Warrant Certificate. Any Warrant
                               -----------------------------------
Certificate surrendered upon the exercise of Warrants or for exchange or transfer, or purchased or otherwise acquired by the Company, shall be canceled and shall not be reissued by the Company; and, except as provided in Section
2.5 hereof in case of the exercise of less than all of the Warrants evidenced by a Warrant Certificate or in Section 1.2 in an exchange or transfer, no Warrant Certificate shall be issued hereunder in lieu of such canceled Warrant Certificate. Any Warrant Certificate so canceled shall be destroyed by the Company.

                                   ARTICLE II
                 WARRANT EXERCISE PRICE AND EXERCISE OF WARRANT

                  Section 2.1. Exercise Price. The Warrant Certificate shall,
                               --------------
when signed by the Chairman or President or any Vice President of the Company, entitle the Holder thereof to purchase from the Company, subject to the terms and conditions of this Agreement, (i) 35,000 shares of Common Stock at $0.30 per share, plus (ii) for each thirty (30) days after the date that is thirty
(30) days after the date hereof in which any portion of the principal or loan origination fees on the Note remains outstanding, an additional 35,000 shares of Common Stock at $0.30 per share or such adjusted number of Warrant Shares at such adjusted purchase price as may be established from time to time pursuant to the provisions of Article III hereof, payable in full in accordance with
Section 2.3 hereof, at the time of exercise of the Warrant (such price, as adjusted pursuant to the terms hereof, the "Exercise Price").

                  Section 2.2. Registration of Warrant and Warrant Shares. The
                               ------------------------------------------
Company shall register the Warrant Shares upon the terms and subject to the conditions set forth in Exhibit C to the Note and Warrant Purchase Agreement.

                  Section 2.3. Procedure for Exercise of Warrant. Warrants may
                               ---------------------------------
be exercised prior to 5:00 p.m. EST on February 28, 2007 (the "Expiration Date") at the Exercise Price. The Warrants may be exercised by surrendering Warrant Certificate(s) representing Warrants to be exercised to the Company at its address set forth in Section 4.5 hereof, together with the Election to Purchase duly completed and executed, accompanied by payment in full, as set forth below, to the Company of the Exercise Price for each Warrant Share purchased on exercise of Warrants. Such Exercise Price shall be paid either
(i) by cash or a certified check or a wire transfer in same day funds in an amount equal to the Exercise Price multiplied by the number of Warrant Shares then being purchased; (ii) by surrendering to the Company a number of shares of Common Stock having a Fair Market Value (defined below) as measured on the date of exercise equal to the Exercise Price for the number of exercised Warrant Shares; or (iii) by instructing the Company to reduce the number of shares of Common Stock eligible to be purchased pursuant to this Warrant by that number (subject to Section 3.4 with respect to any fractional shares which would be issued) of shares of Common Stock (herein referred to as the "Cancelled Warrant Shares") having a Net Value (as defined below) equal to the Exercise Price of the exercised Warrant Shares. For purposes hereof, the term "Net Value" shall mean the excess of the Fair Market Value (as measured on the Exercise Date) over the Exercise Price. In the event the Net Value of the Cancelled Warrant Shares exceeds the Exercise Price of the Exercised Shares by reason of the Net Value of a fractional share, the Company shall pay the Holder such excess amount in cash. For purposes hereof, Fair Market Value of a specified security as of any date, (i) means the average of the closing bid prices for the shares of the specified security as reported by the National Association of Securities Dealers Automated Quotation National Market ("NNM") for the five (5) trading days immediately preceding such date, or (ii) if the NNM is not the principal trading market for the specified security, the average of the last reported sale prices on the principal trading market for the specified security during the same period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Fair Market Value shall be the average fair market value as reasonably determined by a nationally recognized investment banking firm selected by the Company and reasonably acceptable to the Holder, with the costs of the appraisal to be borne by the Company. As used herein, the term "Exercise Date" with respect to any Warrant means the date on which such Warrant is exercised as provided herein.

                  Section 2.4. Issuance of Common Stock. As soon as practicable
                               ------------------------
after the Exercise Date of any Warrant, the Company shall issue, or cause its transfer agent to issue, a certificate or certificates for the number of full Warrant Shares, registered in accordance with the instructions set forth in the Election to Purchase, together with cash for fractional shares as provided in
Section 3.4. All Warrant Shares issued upon the xercise of any Warrant shall be validly authorized and issued, fully paid, non-assessable, free of preemptive rights and (subject to Section 4.1 hereof) free from all taxes, liens, charges and security interests in respect of the issuance thereof. Each person in whose name any such certificate for Warrant Shares is issued shall be deemed for all purposes to have become the holder of record of the Common Stock represented thereby on the Exercise Date of the Warrant resulting in the issuance of such shares, irrespective of the date of issuance or delivery of such certificate for Warrant Shares.

                  Section 2.5. Put Right. The Lender is entitled to sell this
                               ---------
Warrant Agreement and the Warrant Certificates to the Company as set forth in this Section 2.5 to the extent this Warrant has not been previously exercised. In the event of a default in the payment of the Note in accordance with its terms (a "Payment Default"), within sixty (60) days after such Payment

Default, the Lender may require the Company to purchase, and in such event the Company shall purchase, all of Lender's rights in and to this Warrant Agreement and the Warrant Certificates owned by it (the "Put Right") at a price of Three and 33/100 Dollars ($3.33) with respect to each unexercised Warrant Share up to an aggregate price of Three Hundred Fifty Thousand Dollars (the "Put Price"). The Company shall take all necessary actions to pay the Put Price on the Put Date (as defined below), subject to the provisions of the Delaware General Corporation Laws amended ("DGCL") applicable to the repurchase of its securities. If there shall be a legal impediment imposed by the DGCL or any other applicable law to the Company's repurchase of the Warrant pursuant to this Section 2.5, the Company shall use its best efforts to remove or remedy such impediment and pay the Put Price as soon as possible.

                         (b) Notice of any Put Right shall be sent to the
Company by or on behalf of the Lender exercising such right not less than five
(5) nor more than thirty (30) days prior to the date specified for sale in such notice (the "Put Date"), by U.S. express mail or overnight courier guaranteeing next business day delivery, postage or charges prepaid. Such notice shall state: (i) the Put Date and (ii) the date and the place for the closing of the Put Right as set forth herein.

                         (c) Lender's rights under this Section 2.5 shall be
secured in the manner described in Section 3 of the Note.

                  Section 2.6. Certificates for Unexercised Warrant. In the
                               ------------------------------------
event that, prior to the Expiration Date, a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise, a new Warrant Certificate representing the remaining Warrant Shares shall be issued and delivered pursuant to the provisions hereof; provided that the Company shall not be required to issue any Warrant Certificate representing any fractional Warrant Shares.

                  Section 2.7. Reservation of Shares. The Company shall at all
                               ---------------------
times reserve and keep available, free from preemptive rights, for issuance upon the exercise of Warrants, the maximum number of its authorized but unissued shares of Common Stock which may then be issuable upon the exercise in full of all outstanding Warrants, the initial such reservation being 115,000 shares.

                  Section 2.8. No Impairment. The Company shall not by any
                               -------------
action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holders against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares upon the exercise of any Warrant, and (c) use all commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under the Warrants. Notwithstanding the foregoing paragraph, the Company shall not be required to issue Warrant Shares upon the exercise of any Warrant if such issuance would result in a violation by the Company of any applicable law.

                                   ARTICLE III
                        ADJUSTMENTS AND NOTICE PROVISIONS

                  Section 3.1. Adjustment of Exercise Price. The Exercise Price
                               ----------------------------
and number of Warrant Shares issuable upon exercise of Warrants are subject to adjustment from time to time as set forth in this Section 3.1. Upon each such adjustment of the Exercise Price pursuant to this Section 3.1 (other than pursuant to Section 3.1(a)), each Holder of Warrant Certificates shall thereafter and prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of such Warrant Certificates immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                         (a) If at any time after the date hereof, the Company
issues any shares of Common Stock or other securities of the Company convertible into or exchangeable for shares of Common Stock (other than Excluded Stock, as hereinafter defined) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such Common Stock or other securities (as the case may be), the Exercise Price will be reduced upon such issuance to a price equal to the consideration (on a Common Stock equivalent basis) paid for such shares of Common Stock or other securities (as the case may be) but the number of Warrant Shares purchasable hereunder shall not be increased; provided, however, that in the case of the issuance of Common Stock for consideration in whole or in part other than cash, the non-cash consideration shall be deemed to be the fair market value thereof (as determined in good faith by the Company's Board of Directors), irrespective of any accounting treatment. For purposes hereof, "Excluded Stock" shall mean any shares of Common Stock or options or other rights convertible or exercisable for Common Stock issued by the Company: (i) under the circumstances contemplated by Section 3.1(b) or 3.1(c) hereof, (ii) to employees, officers, directors, consultants, customers and vendors to the Company pursuant to any arrangement approved by the Board of Directors of the Company, (iii) upon exercise of any warrants to purchase securities of the Company issued and outstanding as of the date hereof, (iv) pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets or shares, or other reorganization whereby the Company or its stockholders owns not less than a majority of the voting power of the surviving or successor Company, and (v) to any bank or affiliate thereof, equipment lessor, real property lessor, collaborative partner, business counterpart, licensor, vendor or other similar entity in a transaction not primarily for capital-raising purposes, and (vi) to any Strategic Investor. For purposes hereof, a "Strategic Investor" shall mean any person (including any natural person, company, limited partnership, general partnership, joint stock company, joint venture, association, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, and any government or agency or political subdivision thereof) who has significant operations in the Company's industry and is making an investment in the Company's securities for strategic, rather than exclusively financial, purposes. Notwithstanding anything to the contrary contained herein, the term "Excluded Stock" shall not include stock or other securities issued in the Taibbi Financing (as defined in the Purchase Agreement).

                         (b) If the Company, at any time while Warrants are
outstanding, (i) shall pay a stock dividend (except dividends paid on preferred stock issuable upon conversion of outstanding debt securities as of the date hereof which contain a stated dividend rate) or otherwise make a distribution or distributions on shares of its Common Stock or on any other class of capital stock and not the Common Stock) payable in shares of Common Stock, (ii) subdivide or reclassify outstanding shares of Common Stock into a larger number of shares, or (iii) combine or reclassify outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior thereto shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and the denominator shall be the number of shares of Common Stock outstanding after such event and the number of Warrant Shares shall be adjusted to be such number of shares of Common Stock as the Holder would own by reason of exercising this Warrant if such exercise had occurred immediately prior to such event. Any adjustments made pursuant to this Section 3.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date of a subdivision or combination, and shall apply to successive subdivisions and combinations.

                         (c) In case of any reclassification of the Common
Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter to exercise Warrants only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property equal to the amount thereof that would have been paid or distributed in respect of the Warrant Shares such Holder would have received had such Holder exercised the Warrants immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 3.1 upon any exercise following any such reclassification, consolidation, merger, sale, transfer or share exchange.

                         (d) For the purposes of this Section 3.1, the
following clauses shall also be applicable:

                              (i) Record Date. In case the Company shall take a
                                  -----------
record of the holders of its Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock or in securities convertible or exchangeable into shares of Common Stock, or (B) to subscribe for or purchase Common Stock or securities convertible or exchangeable into shares of Common Stock, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                              (ii) Treasury Shares. The number of shares of
                                   ---------------
Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                         (e) All calculations under this Section 3.1 shall be
made to the nearest cent or the nearest 1/100th of a share, as the case may be.

                         (f) If:

                              (i) the Company shall declare a dividend (or any
other distribution) on its Common Stock; or

                              (ii) the Company shall declare a special
nonrecurring cash dividend on or a redemption of its Common Stock; or

                              (iii) the Company shall authorize the granting to
all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

                              (iv) the approval of any stockholders of the
Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

                              (v) the Company shall authorize the voluntary
dissolution, liquidation or winding up of the affairs of the Company,

then the Company shall cause to be mailed to each Holder at their last addresses as they shall appear upon the Warrant Register, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

                  Section 3.2. Certificate of Adjustments. Whenever any
                               --------------------------
adjustment is to be made pursuant to this Article III, the Company shall prepare a certificate executed by the Chief Financial Officer of the Company, setting forth such adjustments to be mailed to each Holder at least fifteen
(15) days prior thereto, such notice to include in reasonable detail (a) the events precipitating the adjustment, (b) the computation of any adjustments, and (c) the Exercise Price and the number of shares or the securities or other property purchasable upon exercise of each Warrant after giving effect to such adjustment.

                  Section 3.3. Warrant Certificate Amendments. Irrespective of
                               ------------------------------
any adjustments pursuant to this Article III, Warrant Certificates theretofore or thereafter issued need not be amended or replaced, but certificates thereafter issued shall bear an appropriate legend or other notice of any adjustments; provided the Company may, at its option, issue new Warrant Certificates evidencing Warrants in such form as may be approved by its Board of Directors to reflect any adjustment in the Exercise Price and number of Warrant Shares purchasable under the Warrants.

                  Section 3.4. Fractional Shares. The Company shall not be
                               -----------------
required upon the exercise of any Warrant to issue fractional Warrant Shares which may result from adjustments in accordance with this Article III to the Exercise Price or number of Warrant Shares purchasable under each Warrant. If more than one Warrant is exercised at one time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed based on the aggregate number of Warrant Shares purchasable upon exercise of such Warrants. With respect to any final fraction of a share called for upon the exercise of any Warrants by a single Holder, the Company shall pay an amount in cash to the Holder of the Warrants in respect of such final fraction in an amount equal to the fair market value of a share of Common Stock as of the Exercise Date of such Warrants, multiplied by such fraction. All calculations under this Section 3.4 shall be made to the nearest hundredth of a share.

                                    ARTICLE IV
                                  MISCELLANEOUS

                  Section 4.1. Payment of Taxes and Charges. The Company will
                               ----------------------------
pay all taxes (other than income taxes) and other government charges in connection with the issuance or delivery of Warrants and the initial issuance or delivery of Warrant Shares upon the exercise of any Warrant and payment of the Exercise Price. The Company shall not, however, be required to pay any additional transfer taxes in connection with the subsequent transfer of Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than the name in which the Warrant to which such issuance relates was registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

                  Section 4.2. Changes to Agreement. The Company, when
                               --------------------
authorized by its Board of Directors, with the written consent of Crestview Capital Fund, L.P. may amend or supplement this Agreement. The Company may, without the consent or concurrence of any Holder, by supplemental agreement or otherwise, make any changes or corrections in this Agreement that the Company shall have been advised by counsel (a) add to the covenants and agreements of the Company in this Agreement such further covenants and agreements thereafter to be observed or (b) result in the surrender of any right or power reserved to or conferred upon the Company in this Agreement, in each case which changes or corrections do not and will not adversely affect, alter or change the rights, privileges or immunities of the Holders.

                  Section 4.3. Assignment.  All the covenants and provisions
                               ----------
of this Agreement by or for the benefit of the Company or the Holders shall bind and inure to the benefit of their respective successors and assigns.

                  Section 4.4. Successor to Company. In the event that the
                               --------------------
Company merges or consolidates with or into any other corporation or sells or otherwise transfers its property, assets and business substantially as an entirety to a successor corporation, the Company shall use best efforts to have such successor corporation assume each and every covenant and condition of this Agreement to be performed and observed by the Company. In the event that such successor to the Company does not assume this Agreement, the Company shall give each Holder of a Warrant Certificate at least fifteen (15) days notice of the closing of the merger or consolidation and a brief statement of the intended treatment of the Warrants in the subject transaction.

                  Section 4.5. Notices. Any notice or demand required by this
                               -------
Agreement to be given or made by any Holder to or on the Company shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed as follows:

                                         Careside, Inc.
                                         6100 Bristol Parkway
                                         Culver City, CA  90230
                                         Attn:  Chief Executive Officer
                                         Fax: 310-338-6789

                                         With a copy to:

                                         Pepper Hamilton LLP
                                         3000 Two Logan Square
                                         Eighteenth and Arch Streets
                                         Philadelphia, PA  19103
                                         Attn: Julia D. Corelli, Esq.
                                         Fax: 215-981-4750

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made if sent by first-class or registered mail, postage prepaid, addressed to such Holder and sent to the following address:

                                         Crestview Capital Fund, L.P.
                                         95 Revere Drive
                                         Suite F
                                         Northbank, IL  60062
                                         Attn:_________________
                                         Fax: 849-559-0060

                                         With a copy to:

                                         Neal, Gerber & Eisenberg
                                         2 N. LaSalle - Suite 2200
                                         Chicago, IL  60602
                                         Attn: Scott Bakal
                                         Fax: 312-269-1747

Any notice or demand required by this Agreement to be given or made by the Company to or on any Holder shall be sufficiently given or made, whether or not such holder receives the notice, five (5) days after mailing, if sent by first-class or registered mail, postage prepaid, addressed to such Holder at its last address as shown on the books of the Company. Otherwise, such notice or demand shall be deemed given when received by the party entitled thereto.

                  Section 4.6. Defects in Notice. Failure to file any
                               -----------------
certificate or notice or to mail any notice, or any defect in any certificate or notice pursuant to this Agreement shall not affect in any way the rights of any Holder or the legality or validity of any adjustment made pursuant to
Section 3.1, or any transaction giving rise to any such adjustment, or the legality or validity of any action taken or to be taken by the Company.

                  Section 4.7.  Governing Law.  This Agreement and each Warrant
                                -------------
Certificate issued hereunder shall be governed by the laws of the State of Delaware without regard to principles of conflicts of laws thereof.

                  Section 4.8. Standing. Nothing in this Agreement expressed
                               --------
and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company and the Holders of any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement contained herein; and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the Company and its successors, and the Holders.

                  Section 4.9.  Headings.  The descriptive headings of the
                                --------
articles and sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  Section 4.10. Availability of the Agreement. The Company
                                -----------------------------
shall keep copies of this Agreement available for inspection by Holders during normal business hours. Copies of this Agreement may be obtained upon written request addressed to the Company at the address set forth in Section 4.5 hereof.

                  Section 4.11. Entire Agreement. This Agreement, including the
                                ----------------
Exhibits and Appendixes referred to herein and the other writings specifically identified herein or contemplated hereby, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings.

                            [signature page follows]

                  By acceptance of a Warrant Certificate, the Holder thereof agrees to be bound by all the terms and conditions of this Agreement as if a signatory hereto.

                                  Yours truly,

                                  CARESIDE, INC.

                                  By:
                                       ------------------------
                                  Name:
                                  Title:

                                    EXHIBIT C
                                    ---------

          TERMS OF REGISTRATION OF CONVERSION SHARES AND WARRANT SHARES
          -------------------------------------------------------------

         1. Registration of the Common Stock.
            --------------------------------

                  a. If shares of Common Stock are issued upon conversion of the Note or exercise of the Purchase Option, then, subject to paragraph 1(b) below, within thirty (30) days after conversion of the Note or exercise of the Purchase Option, whichever occurs first (subject, in the case of any partial conversion or exercise to waiver of any further such rights, as provided in Section 1.3 of the Agreement), , the Company will file a registration statement (the "Registration Statement") on Form S-3 with the SEC registering the Common Stock issued upon conversion of the Note, or Purchase Option, or issued or issuable upon exercise of the Warrants, for sale under the Securities Act. The Company reserves the right to convert such registration to a registration with like effect on any other form that may be or may become available to the Company with the Purchaser's consent (not to be unreasonably withheld) and must register such shares on a different form if Form S-3 is not then currently available. The Company further reserves the right to include in such registration statement for registration any shares of its Common Stock which the Company, in its sole discretion, determines to include therein.

                  b. If the Company shall furnish to the holders of Common Stock included in the Registration Statement (each a "Holder", and collectively the "Holders") a certificate signed by its Chief Executive Officer stating that, in the good faith judgment of the Company's Board of Directors, it would be materially detrimental to the Company and its shareholders for the Registration Statement to be filed by reason of a material activity or pending event or transaction (such as a material acquisition, joint venture, merger, consolidation or financing transaction) and it is therefore advisable to defer the filing of such registration statement, the Company shall have a one-time right to defer such filing of the Registration Statement for a period of not more than ninety (90) days after the date upon which the Company would otherwise have been required to file the Registration Statement pursuant to Section 1(a). The Company hereby confirms that it is not aware of any event, development, fact or state of affairs that exists as of the date hereof that constitutes, or that would reasonably be expected to lead to, a material activity or pending event or transaction within the meaning of the preceding sentence. If registration is deferred pursuant to this subsection (b), the Company shall diligently pursue such course of action as will allow it to resume its registration obligations hereunder.

                  c. In the event Purchaser does not elect to purchase shares of Common Stock pursuant to Section 1.4 of the Agreement or to convert the Note, the Company shall not have an obligation to file a Registration Statement under
Section 1(a) above within the aforementioned thirty (30) day period. Rather, the provisions of this subsection (c) shall apply. In such event, the Holder may request that the Company include the shares underlying the Warrants ("Warrant Shares") on a Registration Statement in accordance with the following:

                         (i) Subject to Section 8 of this Exhibit C, if at any
                                                          ---------
                  time the Company proposes to file a Registration Statement, the Company shall, each such time, promptly give each Holder written notice of such proposal (a "Piggyback Registration Notice"). Within 20 days after the Piggyback Registration Notice is given, Holder shall give notice as to the number of Warrant Shares, if any, which the Holder requests to be registered simultaneously with such registration by the Company ("Piggyback Registration"). The Company shall include any Warrant Shares in such Registration Statement (or in a separate Registration Statement concurrently filed) which the Holder thereof requests to be registered under the Act, subject to and in accordance with the terms, conditions, procedures and limitations contained in this Exhibit C.

                         (ii) Notwithstanding the foregoing, if such
                  Registration Statement was initiated by the Company to effect a primary public offering of its securities and, if at any time after giving written notice of its intention to so register securities and before the effectiveness of the Registration Statement, the Company determines for any reason either not to effect such registration or to delay such registration, the Company may, at its election, by prior written notice to the Holder: (i) in the case of a determination not to effect registration, relieve itself of its obligation to register the Warrant Shares in connection with such registration; or (ii) in the case of a determination to delay registration, delay the registration of such Warrant Shares for the same period as the delay registration of such other securities.

                  d. The Company's obligation to register shares of Common Stock hereunder is limited to one Registration Statement which becomes effective under the Securities Act, and, provided that the Company complies with its obligations under this Agreement, no further registration statements (other than required amendments or supplements to the original Registration Statement) will be filed for the benefit of the Holder.

                  e. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable and shall continue to use its best efforts to maintain such effectiveness for the registration until the date on which the Holder or his permitted transferee or assignee no longer holds any Warrants or Common Stock acquired upon exercise of the Purchase Option or Warrants or conversion of the Note. The Registration Statement filed in connection herewith shall not be deemed to have been effected unless it has become effective with the SEC.

                  2. Registration Expenses. Except as provided in Section 7 of
                     ---------------------
this Exhibit C, the Company shall pay all expenses incurred in connection with the registration of the Common Stock on the Registration Statement.

                  3.  Registration Procedures.
                      -----------------------

                  a. In connection with the Company's obligation to register the Common Stock under the Securities Act as provided in Section 1, the Company, as expeditiously as possible and subject to the terms and conditions herein, will:

                         (i) use best efforts to cause the Registration
                  Statement filed with the SEC pursuant to Section 1(a) above to become effective as soon as practicable. In this regard, the Company will answer SEC comments to the Registration Statement within fifteen (15) business days for the first set of comments, eight (8) business days for the second set and five
                  (5) business days for any subsequent comments;

                         (ii) prepare and file with the SEC such amendments
                  and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement until such time as no Holder or his permitted transferee or assignee holds any such Common Stock so covered.

                         (iii) furnish to the Holder such number of conformed
                  copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, in each case, as the Holder may reasonably request;

                         (iv) use best efforts to register or qualify all
                  Common Stock covered by such Registration Statement under such other United States state securities or blue sky laws of such jurisdictions as any of the Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and to take any other action which may be reasonably necessary or advisable to enable the Holder to consummate the disposition of the Common Stock owned by the Holder in such jurisdictions;

                         (v) promptly notify the Holder at any time when a
                  prospectus relating to the Common Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or is otherwise not usable, and promptly prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or use all commercially reasonable efforts to take such other action as will render such prospectus usable again;

                         (vi) comply with all applicable rules and regulations
                  of the SEC, and not file (or withdraw or correct) any amendment or supplement to such Registration Statement or prospectus to which the Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                         (vii) provide a transfer agent and registrar for all
                  Common Stock covered by such Registration Statement not later than the effective date of such Registration Statement; and

                         (viii) promptly list all Common Stock covered by such
                  Registration Statement on the AMEX or any securities exchange or automated inter-dealer quotation system on which any of the Company Common Stock is then listed or traded.

                  b. The Holder agree that upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(a)(v), the Holder will forthwith discontinue their disposition of Common Stock pursuant to the Registration Statement until the Holder receive copies of the supplemented or amended prospectus contemplated by Section 3(a)(v) and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies, then in the possession of the Holder of the prospectus relating to such Common Stock current at the time of receipt of such notice and that they will immediately notify the Company, at any time when a prospectus relating to the registration of such Common Stock is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by the Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

                  c. As a condition of the fulfillment of its obligations under this Agreement, the Company may require the Holder, at its own expense, to furnish the Company with such information and undertakings regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing to the extent necessary in order to cause the registration statement to comply with the Securities Act, and the Holder shall provide such information and make such undertakings as are requested.

                  d. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holder and their respective counsel and accountants, the reasonable opportunity to participate in the preparation of such Registration Statement, each prospectus included therein or filed with the SEC and each amendment thereof or supplement thereto, and will give each of them such reasonable access to its books and records and such reasonable opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary to conduct a reasonable investigation within the meaning of the Securities Act.

                  e. Promptly after a sale of Common Stock pursuant to the Registration Statement (assuming that no stop order is in effect with respect to the registration statement at the time of such sale), the Company shall cooperate with the Holder and provide the transfer agent for the Common Stock with such instructions and legal opinions as may be required in order to facilitate the issuance to the purchaser (or the Holder's broker) of new unlegended certificates for such Common Stock.

                  4. Indemnification; Contribution.

                  a. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Holder and such controlling person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or any other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

                         (i) Any untrue statement or alleged untrue statement
                  of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

                         (ii) The omission or alleged omission to state
                  therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                         (iii) Any violation or alleged violation by the
                  Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; provided, however, that the indemnification required by this Section 4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent (and only to the extent) that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration.

                  b. To the extent permitted by applicable law, each Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any other Holder, any controlling Person of any such other Holder and each officer, director, partner and employee of such other Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or any other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; provided,
                                                               --------
however, that the indemnification required by this Section 4(b) shall not apply
-------
to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Holder (which consent shall not be unreasonably withheld); and, provided further that
                                                         -------- -------
in no event shall the amount of any indemnity under this Section 4(b) exceed the gross proceeds from the applicable offering received by such Holder.

                  c. Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 4, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense (except as specifically provided below). The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 4 except, if and to the extent that the indemnifying party is actually prejudiced thereby, but in no event shall it relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 4. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within sixty
(60) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder, but in such event such amounts shall be immediately refunded). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

                  d. If the indemnification required by this Section 4 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 4:

                         (i) The indemnifying party, in lieu of indemnifying
                  such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation; provided however, that in no event shall the obligation of any indemnifying party to contribute under this clause (i) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for in Section 4(a) had been available under the circumstances. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 4(a) and (b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                         (ii) The parties hereto agree that it would not be
                  just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 4(d)(i). No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  e. The obligations of the Company and the Holder under this
Section 4 shall survive the completion of any offering of Common Stock pursuant to a registration statement.

                  5. Rule144; Exchange Act Filings. The Company shall file as
                     -----------------------------
and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If, for any reason the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder, the Company shall make publicly available the information specified in subparagraph
(c)(2) of Rule 144 of the Securities Act, and shall use best efforts to take such further action as may be required from time to time and as may be within the control of the

Company, to enable the Holder to transfer the Common Stock to a transferee without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC. The Company further covenants and agrees that it will furnish to each Holder so long as such Holder owns Common Stock promptly upon request, (i) a written statement by the Company as to the status of its compliance with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

                  6. Transfer or Assignment of Registration Rights. The rights
                     ---------------------------------------------
of a Holder provided herein to cause the Company to register the Common Stock may be transferred or assigned with respect to any Common Stock, Warrant or Warrant Shares transferred by such Holder to up to three persons who are not affiliates or owners of such Holder, or to any affiliate of such Holder, or to any owner of such Holder.

                  7. Expenses of Registration.
                     ------------------------

                  a. Except as provided in Section 7(b) and 7(c) of this Exhibit C, all expenses incurred in connection with a Registration pursuant to this Agreement, whether or not a registration is consummated, shall be borne by the Company, including (without limitation) charges, costs, expenses, disbursements, fees and taxes in connection with (i) the preparation and filing of any Registration Statement, each preliminary prospectus, the final prospectus, and any amendments or supplements thereto, (ii) the preparation, issuance and delivery of the certificates for the Common Stock offered and sold thereunder,
(iii) the qualification of the Common Stock for offering and sale under state laws (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (iv) the filing for listing or approval for quotation of the Common Stock on the American Stock Exchange or on any national securities exchange (including the legal fees and filing fees and other disbursements of counsel in connection therewith), (v) the fees and expenses of any transfer agent or registrar for the Common Stock, (vi) the fees and disbursements charged by counsel or accountants to the Company, (vii) fees and disbursements charged by one counsel chosen by the Holder of a majority of the Common Stock sought to be included in the Registration Statement, in the case a Piggyback Registration in which the Company or any other holder of contractual registration rights granted by the Company ("Additional Rights Holders") initiates such registration. The Company represents and warrants that as of the date hereof there are no Additional Rights Holders.

                  b. Each Holder agrees to pay all underwriting discounts and SECs and the fees and disbursements of any legal counsel retained by it, other than the legal counsel referred to in clause (vii) of Section 7(a) above. Additionally, the Company agrees to use its best efforts to cause its transfer agent (or other designee) to serve as a custodian, to the extent any underwriters participating in any such registration shall require the participation of a custodian, for any selling security Holder and, in such event, the Company shall be responsible for the fees and disbursements of such person acting in such custodial capacity.

                  c. All expenses incurred in connection with a registration which are, under this Section 7, to be borne by Holder shall be borne pro rata by the holders included therein on the basis of the number of each holder's Common Stock included therein (or proposed to be registered, as the case may be); provided, however, that if any such cost or expense is attributable solely to one registered holder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to and borne by that registered holder.

                  8. Underwriting Requirements and Priorities.
                     ----------------------------------------

                  a. If a registration under Section 1 of this Exhibit C is an
                                                               ---------
underwritten primary offering initiated by the Company and the managing underwriters advise the Company that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities that the Company proposes to sell, (ii) second, before inclusion of any securities sought to be registered by any other Person, all of the Common Stock owned by any of the Holders, pro rata among them on the basis of the number of shares of Common Stock each such Holder has requested to be registered and (iii) third, the securities that any Additional Rights Holder obtaining such rights after the date hereof (other than Taibbi, Ltd or its affiliates in connection with the Taibbi Financing which shall be at least pari passu with any Holder) proposes to sell, pro rata among them on the basis of the number of shares of Common Stock such Holder has requested to be registered.

                  b. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Common Stock on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  c. Nothing shall prevent the Company from granting piggyback or other registration rights to any Person.

                                    EXHIBIT A

                                     FORM OF
                               WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A WARRANT AGREEMENT DATED AS OF FEBRUARY 28, 2002, AS AMENDED FROM TIME TO TIME, A COMPLETE AND CORRECT COPY OF THE FORM OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.

No. _______

                         Certificate for ______ Warrants

                        NOT EXERCISABLE AFTER 5:00 P.M.,

                       NEW YORK TIME, ON FEBRUARY 28, 2007

                               CARESIDE, INC.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                  This Warrant Certificate is issued under and in accordance with the Warrant Agreement dated as of February 28, 2002 (the "Warrant Agreement") by and among the Company and the Lender (as defined in the Warrant Agreement) and is subject to the term and provisions contained in the Warrant Agreement. All capitalized terms not defined herein shall have the meanings given such terms as set forth in the Warrant Agreement.

                  THIS CERTIFIES that Crestview Capital Fund, L.P. or its registered assigns is the registered holder (the "Registered Holder") of:
Initial Warrant Certificate: (i) 35,000 Warrants plus (ii) an additional 35,000 Warrants for each 30 days after February 28, 2002, in which any portion of the principal or loan origination fees of the Note (as defined in the Warrant Agreement) remains outstanding, each of which represents the right to purchase one (1) fully paid and non-assessable share of common stock, par value $.01 per share (the "Common Stock"), of Careside, Inc., a Delaware corporation (the "Company"), at the price and at the times specified in the Warrant Agreement, by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the applicable Exercise Price. Payment of the Exercise Price shall be made as set forth in the Warrant Agreement (as hereinafter defined). No Warrant may be exercised after 5:00 P.M., New York time, February 28, 2007, (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void.

                  Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate and in accordance with the terms of the Warrant Agreement hereinafter referred to, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, one or more new Warrant Certificates representing the same aggregate number of Warrants to purchase the shares of the Common Stock will be issued in accordance with instructions in the form of assignment.

                  Upon the exercise of less than all of the Warrants to purchase the shares of the Common Stock evidenced by this Warrant Certificate, there shall be issued to the Registered Holder one or more new Warrant Certificates in respect of the Warrants not exercised.

                  Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, for one or more other Warrant Certificates for the same aggregate number of Warrants to purchase the shares of the Common Stock, upon surrender of this Warrant Certificate at the principal office of the Company.

                  Upon certain events provided for in the Warrant Agreement, the Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are required to be adjusted.

                  No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share of Common Stock which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing any fractional Warrant Shares will be issued.

                  This Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company, except as set forth in the Warrant Agreement.

                  By the acceptance of this Warrant Certificate, the Holder hereof agrees to be bound by all of the terms and conditions of the Warrant Agreement.

                  IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its facsimile corporate seal.

                                     CARESIDE, INC.

                                     By:
                                     Name:
                                     Title:

                            [Form of Assignment]

                  FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the shares of the Common Stock set forth below, together with registration rights set forth in Appendix I to the Warrant Agreement relating to the shares of common stock underlying the below Warrants, to the terms and conditions of which this Assignee expressly agrees by Assignee's receipt of such Warrants:

       Name of Assignee              Address                 No. of Warrants
       ----------------              -------                 ---------------

The undersigned does hereby irrevocably constitute and appoint
_____________________ true and lawful Attorney, to make such transfer on the books of Careside, Inc., maintained for that purpose, with full power of substitution in the premises.

Dated: _________ ____, _____        ____________________________________________
                                    Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                         [Form of Election To Purchase]

                  The undersigned hereby irrevocably elects to exercise ____________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and

                  ____ herewith makes payment of $_______ (such payment being in cash or by check payable to the order of the Company or by wire transfer of same-day available funds), and/or

                  ____ hereby notifies the Company of its intention to exercise the Warrant pursuant to the net issuance provisions set forth in Section 2.3 of this Warrant, and/or

                  ____ hereby notifies the Company of its intention to tender shares of Common Stock in order to exercise the Warrant; and

                  requests that certificates for such shares be issued and delivered as follows:

ISSUE TO:
                                     (NAME)
________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)
________________________________________________________________________________
                (SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)
DELIVER TO:_____________________________________________________________________
                                     (NAME)
________________________________________________________________________________
                          (ADDRESS, INCLUDING ZIP CODE)

                  In full payment of the purchase price with respect to the exercise of Warrants to purchase shares of the Common Stock, the undersigned hereby tenders payment of $________ by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company.

                    [Form of Election To Purchase (cont'd)]

                  If the number of Warrants to purchase the shares of the Common Stock hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO:
                                     (NAME)
________________________________________________________________________________

                          (ADDRESS, INCLUDING ZIP CODE)
________________________________________________________________________________
                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
                                     (NAME)

at
                          (ADDRESS, INCLUDING ZIP CODE)

Date: _________ ____, ______           _________________________________________
                                       Signature(Signature must conform in all
                                       respects to name of holder as specified
                                       on the face of the Warrant Certificate.)

                                       PLEASE INSERT SOCIAL SECURITY OR TAX I.D.
                                       NUMBER OF HOLDER
                                       _________________________________________